Long-term Debt and Other Financing (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term Debt and Other Financing
Long-term Debt and Other Financing

Debt balances at March 31, 2016, and December 31, 2015, are presented below:

	March 31, 2016	December 31, 2015
Credit Facility	$520.0	$550.0
8.75% Senior Secured Notes due December 2018	380.0	380.0
5.00% Exchangeable Senior Notes due November 2019 (effective rate of 10.8%)	150.0	150.0
7.625% Senior Notes due May 2020	529.8	529.8
7.625% Senior Notes due October 2021	406.2	406.2
8.375% Senior Notes due April 2022	290.2	290.2
Industrial Revenue Bonds due 2020 through 2028	99.3	99.3
Capital lease for Research and Innovation Center	9.6	—
Unamortized debt discount/premium and debt issuance costs	(48.7)	(51.4)
Total long-term debt	$2,336.4	$2,354.1

During the three months ended March 31, 2016, we were in compliance with all the terms and conditions of our debt agreements.

Credit Facility

AK Steel has a $1,500.0 asset-backed revolving credit facility (the “Credit Facility”), which expires in March 2019 and is guaranteed by AK Steel’s parent company, AK Holding, and by two 100%-owned subsidiaries of AK Steel. The Credit Facility contains common restrictions, including limitations on, among other things, distributions and dividends, acquisitions and investments, indebtedness, liens and affiliate transactions. The Credit Facility requires that we maintain a minimum fixed charge coverage ratio of one to one if availability under the Credit Facility is less than $150.0. The Credit Facility’s current availability exceeds $150.0. Availability is calculated as the lesser of the Credit Facility commitment or our eligible collateral after advance rates, less in either case outstanding borrowings and letters of credit. The Credit Facility obligations are secured by our inventory and accounts receivable, and the Credit Facility’s availability fluctuates monthly based on the varying levels of eligible collateral. We do not expect any of these restrictions to affect or limit our ability to conduct business in the ordinary course. The Credit Facility includes a separate “first-in, last-out”, or “FILO” tranche, which allows us to use a portion of our eligible collateral at higher advance rates.

At March 31, 2016, our eligible collateral, after application of applicable advance rates, was $1,181.3. As of March 31, 2016, there were outstanding Credit Facility borrowings of $520.0. Availability as of March 31, 2016 was further reduced by $72.9 of outstanding letters of credit, resulting in remaining availability of $588.4.

Research and Innovation Center Lease

We are building a research and innovation center in Middletown, Ohio to replace our existing research facility. The facility is currently being constructed on a site located in the Cincinnati-Dayton growth corridor and we expect it to be substantially complete in the fourth quarter of 2016. We are financing the majority of the estimated $36.0 project through a long-term capital lease and government incentives. Because of our involvement in the project during the construction of the facility, we have included $9.6 of these costs that were incurred by the owner-lessor in property, plant and equipment and as long-term debt in the condensed consolidated balance sheets as of March 31, 2016.

Long-term Debt and Other Financing

Debt balances, including current portions, at December 31, 2015 and 2014, are presented below:

	2015	2014
Credit Facility	$550.0	$605.0
8.75% Senior Secured Notes due December 2018	380.0	380.0
5.00% Exchangeable Senior Notes due November 2019 (effective rate of 10.8%)	150.0	150.0
7.625% Senior Notes due May 2020	529.8	529.8
7.625% Senior Notes due October 2021	406.2	430.0
8.375% Senior Notes due April 2022	290.2	290.2
Industrial Revenue Bonds due 2020 through 2028	99.3	99.3
Unamortized debt discount/premium and debt issuance costs	(51.4)	(62.3)
Total long-term debt	$2,354.1	$2,422.0

During the period, we were in compliance with all the terms and conditions of our debt agreements.

Maturities of long-term debt, including the amount outstanding on the Credit Facility, for the next five years, at December 31, 2015, are presented below:

Year		Debt Maturities
2016		$—
2017		—
2018		380.0
2019	(including $550.0 of Credit Facility borrowings)	700.0
2020		537.1

Credit Facility

We have a $1,500.0 Credit Facility, which expires in March 2019 and is guaranteed by AK Steel’s parent company, AK Holding, and by AK Tube LLC (“AK Tube”) and AK Steel Properties, Inc. (“AK Properties”), two 100%-owned subsidiaries of AK Steel. The Credit Facility contains common restrictions, including limitations on, among other things, distributions and dividends, acquisitions and investments, indebtedness, liens and affiliate transactions. The Credit Facility requires that we maintain a minimum fixed charge coverage ratio of one to one if availability under the Credit Facility is less than $150.0. The Credit Facility’s current availability significantly exceeds $150.0. Availability is calculated as the lesser of the Credit Facility commitment or our eligible collateral after advance rates, less in either case outstanding borrowings and letters of credit. We secure our Credit Facility obligations with our inventory and accounts receivable, and the Credit Facility’s availability fluctuates monthly based on the varying levels of eligible collateral. We do not expect any of these restrictions to affect or limit our ability to conduct business in the ordinary course. The Credit Facility includes a separate “first-in, last-out”, or “FILO” tranche, which allows us to use a portion of our eligible collateral at higher advance rates.

At December 31, 2015, our eligible collateral, after application of applicable advance rates, was $1,275.2. As of December 31, 2015, there were outstanding borrowings of $550.0. Availability as of December 31, 2015 was further reduced by $72.9 attributable to outstanding letters of credit, resulting in remaining availability of $652.3. The weighted-average interest rate on the outstanding borrowings at December 31, 2015 and 2014 was 2.1% and 2.2%.

Senior Secured Notes

AK Steel has outstanding $380.0 aggregate principal amount of 8.75% Senior Secured Notes due December 2018 (the “Secured Notes”). Substantially all property, plant and equipment of AK Steel are pledged as collateral for the Secured Notes. AK Holding, AK Tube and AK Properties each fully and unconditionally, jointly and severally, guarantees the payment of interest, principal and premium, if any, on the Secured Notes. The book value of the collateral as of December 31, 2015 was approximately $1.6 billion. The indenture governing the Secured Notes includes covenants with customary restrictions on (a) the incurrence of additional debt by certain subsidiaries, (b) the incurrence of certain liens, (c) the amount of sale/leaseback transactions, (d) the use of proceeds from the sale of collateral, and (e) our ability to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of our assets to another entity. The Secured Notes also contain customary events of default. We may redeem the Secured Notes at a price equal to 104.375% of par until December 1, 2016, then at a price of 102.188% until December 1, 2017, and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

Exchangeable Notes

AK Steel has $150.0 of outstanding 5.0% Exchangeable Senior Notes due November 2019 (the “Exchangeable Notes”). We may not redeem the Exchangeable Notes before their maturity date. The indenture governing the Exchangeable Notes (the “Exchangeable Notes Indenture”) provides noteholders with an exchange right at their option before August 15, 2019, if the closing price of our common stock is greater than or equal to $7.02 per share (130% of the exchange price of the Exchangeable Notes) for at least 20 trading days during the last 30 consecutive trading days of a calendar quarter. On or after August 15, 2019, holders may exchange their Exchangeable Notes at any time. Upon exchange, we will be obligated to (i) pay an amount in cash equal to the aggregate principal amount of the Exchangeable Notes to be exchanged and (ii) at our election, pay cash, deliver shares of AK Holding common stock or a combination for any remaining exchange obligation in excess of the aggregate principal amount of the Exchangeable Notes being exchanged. Holders may exchange their Exchangeable Notes into shares of AK Holding common stock at their option at an initial exchange rate of 185.1852 shares of AK Holding common stock per $1,000 principal amount of Exchangeable Notes. The initial exchange rate is equivalent to a conversion price of approximately $5.40 per share of common stock, which equates to 27.8 million shares to be used to determine the aggregate equity consideration to be delivered upon exchange, which could be adjusted for certain dilutive effects from potential future events. Holders may exchange their Exchangeable Notes before August 15, 2019 only under certain circumstances. The Exchangeable Notes Indenture does not contain any financial or operating covenants or restrict us or our subsidiaries from paying dividends, incurring debt or issuing or repurchasing securities. If we undergo a fundamental change, as defined in Exchangeable Notes Indenture (which, for example, would include various transactions in which we would undergo a change of control), holders may require us to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest. In addition, if we undergo a “make-whole fundamental change,” as defined in the Exchangeable Notes Indenture, before the maturity date, in addition to requiring us to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest, the exchange rate will be increased in certain circumstances for a holder who elects to exchange its notes in connection with the event. Based on the initial exchange rate, the Exchangeable Notes are exchangeable into a maximum of 37.5 million shares of AK Holding common stock. However, we would only deliver the maximum amount of shares if, following a “make-whole fundamental change” described above, we elect to deliver the shares to satisfy the higher exchange rate. Although the Exchangeable Notes were issued at par, for accounting purposes the proceeds received from the issuance of the notes are allocated between debt and equity to reflect the fair value of the exchange option embedded in the notes and the fair value of similar debt without the exchange option. Therefore, we recorded $38.7 of the gross proceeds of the Exchangeable Notes as an increase in additional paid-in capital with the offsetting amount recorded as a debt discount. We are amortizing the debt discount over the term of the Exchangeable Notes using the effective interest method. As of December 31, 2015 and 2014, the remaining unamortized debt discount was $24.9 and $29.9 and the net carrying amount of the Exchangeable Notes was $125.1 and $120.1.

Senior Unsecured Notes

AK Steel has outstanding 7.625% Senior Notes due May 2020 (the “2020 Notes”). We may redeem the 2020 Notes at a price equal to 103.813% of par until May 15, 2016, 102.542% thereafter until May 15, 2017, 101.271% thereafter until May 15, 2018, and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

AK Steel has outstanding 7.625% Senior Notes due October 2021 (the “2021 Notes”). The 2021 Notes were issued under a supplemental indenture, which includes covenants and restrictions substantially similar to the existing indentures governing the 7.625% Senior Notes due 2020 and the 8.375% Senior Notes due 2022 and are equal in right of payment to those notes. Before October 1, 2017, we may redeem the 2021 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. After that date, they are redeemable at 103.813% until October 1, 2018, 101.906% thereafter until October 1, 2019, and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

AK Steel’s outstanding 8.375% Senior Notes are due April 2022 (the “2022 Notes”). Before April 1, 2017, we may redeem the 2022 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. After that date, they are redeemable at 104.188% until April 1, 2018, 102.792% thereafter until April 1, 2019, 101.396% thereafter until April 1, 2020, and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

The Exchangeable Notes, the 2020 Notes, the 2021 Notes, the 2022 Notes and the unsecured IRBs discussed below (collectively, the “Senior Unsecured Notes”) are equal in right of payment. AK Holding, AK Tube and AK Properties each fully and unconditionally, jointly and severally, guarantees the payment of interest, principal and premium, if any, on the Senior Unsecured Notes. The indentures governing the 2020 Notes, the 2021 Notes, the 2022 Notes and the unsecured IRBs include covenants with customary restrictions on (a) the incurrence of additional debt by certain subsidiaries, (b) the incurrence of certain liens, (c) the amount of sale/leaseback transactions, and (d) our ability to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of our assets to another entity. The indentures governing the Senior Unsecured Notes also contain customary events of default. The Senior Unsecured Notes rank junior in priority to the Secured Notes to the extent of the value of the assets securing the Secured Notes.

During 2015, we repurchased an aggregate principal amount of $23.8 of the 2021 Notes in private, open market transactions. These repurchases were unsolicited and completed at a discount to the notes’ par values. We recognized gains on the repurchases of $9.4 for the year ended December 31, 2015, which is included in other income (expense). We may, from time to time, repurchase additional outstanding notes in the open market on an unsolicited basis, by tender offer, through privately negotiated transactions or otherwise.

During 2013, we repurchased an aggregate principal amount of $20.2 and $9.8 of the 2020 Notes and the 2022 Notes, respectively, in private, open market transactions. These repurchases were unsolicited and completed at a discount to the notes’ par values. We recognized a gain on the repurchases of $2.9 for the year ended December 31, 2013, which is included in other income (expense).

Other Financings

AK Steel has outstanding $73.3 aggregate principal amount of fixed-rate tax-exempt industrial revenue bonds (the “unsecured IRBs”) at December 31, 2015. The weighted-average fixed interest rate of the unsecured IRBs is 6.8%. The unsecured IRBs are unsecured senior debt obligations of AK Steel that are equal in ranking with the other Senior Unsecured Notes. In addition, AK Steel has outstanding $26.0 aggregate principal amount of variable-rate taxable industrial revenue bonds at December 31, 2015, that are backed by letters of credit.

In 1997, the Spencer County (IN) Redevelopment District (the “District”) issued $23.0 in taxable tax increment revenue bonds with our construction of Rockport Works. We used the bond issue’s proceeds to acquire land and improve the facility. The source of the District’s scheduled principal and interest payments through maturity in 2017 is a designated portion of our real and personal property tax payments. We are obligated to pay any deficiency if our annual tax payments are insufficient to enable the District to make principal and interest payments when due. In 2015, we made deficiency payments totaling $1.3. At December 31, 2015, the remaining payments of principal and interest due through the year 2017 total $10.4. We include potential payments due in the coming year under this agreement in our annual property tax accrual.